PPM FUNDS

SUPPLEMENT DATED SEPTEMBER 11, 2020 TO
THE STATEMENT OF ADDITIONAL INFORMATION
 DATED APRIL 29, 2020,
AS SUPPLEMENTED MAY 14, 2020 AND AUGUST 24, 2020

PPM Core Fixed Income Fund
PPM Core Plus Fixed Income Fund
PPM Floating Rate Income Fund
PPM High Yield Core Fund
PPM Investment Grade Credit Fund
PPM Long Short Credit Fund
PPM Large Cap Value Fund
PPM Mid Cap Value Fund
PPM Small Cap Value Fund
(each, a “Fund,” and collectively, the “Funds”)
PKOIX PKPIX PKFIX PKHIX PKIIX PKLIX PZLIX PZMIX PZSIX

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The following changes are made to the Statement of Additional Information, effective September 11, 2020:

The information related to Mark Mandich in the table in the section “VI. Trustees and Officers of the Trust” is deleted in its entirety and replaced with the following:

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee
Mark Mandich (1960)[1]	Trustee[2] Chief Executive Officer and President	Since inception
Chief Executive Officer, PPM (5/2015 to present) and President, PPM (12/2015 to present), previously Executive Vice President and Chief Operating Officer, PPM (11/2000 to 4/2015); Vice President, Jackson Holdings LLC (6/2015 to present); Chief Executive Officer, Curian Capital LLC (8/2014 to 2/2020), and Manager, Curian Capital LLC (5/2015 to 2/2020); Manager, Curian Clearing LLC (5/2015 to present), and President and Chief Executive Officer, Curian Clearing LLC (7/2018 to present)
None.

1  Mr. Mandich is an “interested person” of the Trust due to his position with PPM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

The sub-section “Compensation” in the section “VIII. Investment Adviser and Other Service Providers” is deleted in its entirety and replaced with the following:

Compensation
PPM’s compensation and incentive programs are designed to retain high-quality professionals

PPM rewards professional staff according to competitive industry scales, quality of work, and performance through three primary compensation elements:

•	Fixed base salary, which is evaluated and subject to merit increases annually.
•
Discretionary bonuses, which are evaluated annually, and based primarily on individual results.  Investment results are our primary consideration, but PPM also considers firm-wide results to encourage cross-team collaboration.

•	Long-Term Incentive Programs, including PPM’s Long-Term Incentive Program (LTIP), and Performance Incentive Award (PIA):
o
LTIP: For most mid- and senior level professionals, LTIP is the primary long-term incentive program. This program is based on PPM’s overall achievement and its other US affiliates’ business plan over a three-year period and has a three-year cliff vesting schedule.  Payments under the plan are made in Prudential plc ADRs.

o
PIA: Certain senior executives, portfolio managers, analysts, and traders participate in a Performance Incentive Award (PIA) program, where PPM will invest an amount of deferred compensation in the Funds. This further aligns individual compensation to the investment performance delivered to clients. The PIA program has a three-year cliff vesting schedule.  Participants in the PIA are paid in cash at the end of the vesting period.

Our compensation and incentive programs support our investors’ interests

•	We strengthen the connection between our compensation and our clients’ goals by structuring incentive programs that promote both individual and firm wide performance.

•
As discussed above, certain portfolio managers participate in a deferred compensation program (the PIA program). The Fund(s) in which a portfolio manager’s deferred compensation is invested by PPM may not be the Fund(s) for which he or she serves as a portfolio manager. Additionally, each portfolio manager beneficially own shares of the Funds he or she advises in the ranges shown below.

The mix of base, discretionary bonus, and long-term incentives (LTIP and PIA) varies by level, with more senior employees having a greater percentage of their pay at risk through discretionary bonus and long-term incentives.

As of August 31, 2020, none of the portfolio managers beneficially owned shares of the Funds. However, as discussed above, certain portfolio managers participate in a deferred compensation program (the PIA program). The Fund(s) in which a portfolio manager’s deferred compensation is invested by PPM may not be the Fund(s) for which he or she serves as a portfolio manager.